------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                             Reported) May 9, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-15, Mortgage Pass-Through Certificates, Series 2003-15).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On April 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-15.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated April 24, 2003 and the Prospectus Supplement dated April 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-15.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
California                       221         $ 113,300,391.02       46.19%
Colorado                          13         $   6,655,528.38        2.71%
Florida                           11         $   5,142,497.08        2.10%
Illinois                          17         $   8,359,113.65        3.41%
Massachusetts                     20         $  10,230,559.29        4.17%
Michigan                          14         $   6,699,976.20        2.73%
New Jersey                        27         $  13,654,703.28        5.57%
New York                          20         $   9,956,658.00        4.06%
Texas                             17         $   9,206,173.97        3.75%
Virginia                          14         $   6,438,863.69        2.63%
Wisconsin                          9         $   5,044,500.00        2.06%
Other (less than 2%)             100         $  50,576,694.02       20.62%
                               ------------------------------------------------
                                 483         $ 245,265,658.58      100.00%



----------
(1) The Other row in the preceding table includes 27 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.020% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

660-699                          51         $ 25,070,989.66           10.22%
700-719                          72         $ 37,697,174.80           15.37%
720 and Above                   360         $182,497,494.12           74.41%
                          -----------------------------------------------------
                                483         $245,265,658.58          100.00%




--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 745.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                           3       $   1,659,392.84        0.68%
Low-rise Condominium               13       $   5,921,222.30        2.41%
Planned Unit Development          106       $  52,278,412.02       21.32%
Single Family Residence           361       $ 185,406,631.42       75.59%
                                ----------------------------------------------
                                  483       $ 245,265,658.58      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

        5.000                  2           $     756,000.00           0.31%
        5.125                  9           $   5,133,482.86           2.09%
        5.250                112           $  58,991,034.01          24.05%
        5.375                117           $  57,856,811.25          23.59%
        5.500                126           $  62,715,746.45          25.57%
        5.625                 51           $  24,921,756.63          10.16%
        5.750                 38           $  20,372,001.05           8.31%
        5.875                 21           $  11,278,744.83           4.60%
        6.000                  3           $   1,685,282.84           0.69%
        6.125                  2           $     799,798.66           0.33%
        6.250                  1           $     355,000.00           0.14%
        6.375                  1           $     400,000.00           0.16%
                           ----------------------------------------------------
                             483           $ 245,265,658.58         100.00%

----------
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.460% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinance               107      $    52,365,123.89        21.35%
Purchase                          40      $    20,254,557.80         8.26%
Rate/Term Refinance              336      $   172,645,976.89        70.39%
                                -----------------------------------------------
                                 483      $   245,265,658.58       100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                117             $  58,703,828.18      23.93%
50.01 to 55.00                37             $  18,333,011.73       7.47%
55.01 to 60.00                58             $  28,542,138.75      11.64%
60.01 to 65.00                59             $  32,532,698.82      13.26%
65.01 to 70.00                68             $  34,884,676.22      14.22%
70.01 to 75.00                67             $  33,591,347.23      13.70%
75.01 to 80.00                73             $  37,154,275.43      15.15%
85.01 to 90.00                 3             $   1,195,932.22       0.49%
90.01 to 95.00                 1             $     327,750.00       0.13%
                    -----------------------------------------------------------
                             483             $ 245,265,658.58     100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 60.36%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                        4        $   2,119,878.92           0.86%
Owner Occupied                  464        $ 235,890,878.66          96.18%
Second/Vacation Home             15        $   7,254,901.00           2.96%
                            ---------------------------------------------------
                                483        $ 245,265,658.58         100.00%


----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

$300,000.01 - $350,000.00           38       $  12,886,868.94         5.25%
$350,000.01 - $400,000.00          111       $  41,786,197.14        17.04%
$400,000.01 - $450,000.00           79       $  33,861,536.36        13.81%
$450,000.01 - $500,000.00           60       $  28,654,511.34        11.68%
$500,000.01 - $550,000.00           51       $  26,696,007.27        10.88%
$550,000.01 - $600,000.00           36       $  20,814,772.83         8.49%
$600,000.01 - $650,000.00           49       $  30,978,894.69        12.63%
$650,000.01 - $700,000.00            7       $   4,766,430.00         1.94%
$700,000.01 - $750,000.00           10       $   7,330,700.00         2.99%
$750,000.01-$1,000,000.00           42       $  37,489,740.01        15.29%
                              ------------------------------------------------
                                   483       $ 245,265,658.58       100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $507,796.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        180                     418         $ 214,913,763.01         87.62%
        179                      38         $  18,342,265.81          7.48%
        178                      10         $   4,340,499.11          1.77%
        177                       5         $   2,180,719.02          0.89%
        176                       1         $     520,449.90          0.21%
        120                      10         $   4,350,850.00          1.77%
        119                       1         $     617,111.73          0.25%
                            ---------------------------------------------------
                                483         $ 245,265,658.58        100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 179 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------

California                        217        $ 114,934,430.15        45.56%
Colorado                           15        $   6,893,491.67         2.73%
Florida                             9        $   6,631,680.00         2.63%
Georgia                            16        $   7,913,865.56         3.14%
Illinois                           16        $   8,719,231.00         3.46%
Maryland                           12        $   5,543,500.00         2.20%
Massachusetts                       9        $   5,406,000.00         2.14%
New Jersey                         20        $  10,495,052.70         4.16%
New York                           14        $   6,266,500.00         2.48%
Ohio                                9        $   5,297,500.00         2.10%
Pennsylvania                       11        $   5,683,800.00         2.25%
Texas                              20        $  10,025,825.44         3.97%
Other (less than 2%)              114        $  58,451,281.86        23.17%
                           ----------------------------------------------------
                                  482        $ 252,262,158.38       100.00%

-------------
(1) The Other row in the preceding table includes 27 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 2.194% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

660-699                        52            $  28,019,862.15       11.11%
700-719                        58            $  29,845,460.25       11.83%
720 and Above                 372            $ 194,396,835.98       77.06%
                           ----------------------------------------------------
                              482            $ 252,262,158.38      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 745.

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Hi-rise Condo                       2        $    1,671,000.00        0.66%
Low-rise Condo                      9        $    4,293,108.00        1.70%
Planned Unit Development          118        $   61,643,883.07       24.44%
Single Family Residence           353        $  184,654,167.31       73.20%
                                -----------------------------------------------
                                  482        $  252,262,158.38      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

        4.875                     1        $       573,000.00           0.23%
        5.000                     6        $     2,684,625.00           1.06%
        5.125                    36        $    19,396,348.75           7.69%
        5.250                   143        $    78,598,656.03          31.16%
        5.375                   128        $    69,214,215.02          27.44%
        5.500                   112        $    56,066,176.35          22.23%
        5.625                    45        $    20,745,030.31           8.22%
        5.750                     8        $     3,761,022.65           1.49%
        5.875                     1        $       386,289.56           0.15%
        6.000                     1        $       360,000.00           0.14%
        6.375                     1        $       476,794.71           0.19%
                             --------------------------------------------------
                                482        $   252,262,158.38         100.00%

------------------
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be appropriately 5.369% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance              80         $  37,663,546.53         14.93%
Purchase                        41         $  22,358,416.60          8.86%
Rate/Term Refinance            361         $ 192,240,195.25         76.21%
                             -------------------------------------------------
                               482         $ 252,262,158.38        100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                116            $  64,241,125.74         25.47%
50.01 to 55.00                45            $  23,787,910.85          9.43%
55.01 to 60.00                41            $  21,347,044.21          8.46%
60.01 to 65.00                45            $  23,165,501.00          9.18%
65.01 to 70.00                69            $  36,301,529.72         14.39%
70.01 to 75.00                72            $  37,014,944.00         14.67%
75.01 to 80.00                91            $  45,248,602.86         17.94%
80.01 to 85.00                 1            $     404,500.00          0.16%
85.01 to 90.00                 2            $     751,000.00          0.30%
                          -----------------------------------------------------
                             482            $ 252,262,158.38        100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 60.03%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

Owner Occupied                472         $ 247,456,725.38          98.10%
Second/Vacation Home           10         $   4,805,433.00           1.90%
                            ---------------------------------------------------
                              482         $ 252,262,158.38         100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

$300,000.01 - $350,000.00          33         $  11,181,170.74         4.43%
$350,000.01 - $400,000.00         111         $  42,300,695.87        16.77%
$400,000.01 - $450,000.00          76         $  32,377,354.05        12.83%
$450,000.01 - $500,000.00          66         $  31,497,819.18        12.49%
$500,000.01 - $550,000.00          36         $  18,958,420.83         7.52%
$550,000.01 - $600,000.00          35         $  20,273,638.53         8.04%
$600,000.01 - $650,000.00          48         $  30,470,159.00        12.08%
$650,000.01 - $700,000.00           9         $   6,089,200.00         2.41%
$700,000.01 - $750,000.00          11         $   8,050,300.00         3.19%
$750,000.01-$1,000,000.00          57         $  51,063,400.18        20.24%
                               ------------------------------------------------
                                  482         $ 252,262,158.38       100.00%

------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $523,365.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

     180                     459            $   240,143,123.15         95.20%
     179                      12            $     5,952,882.93          2.36%
     178                       2            $       863,084.27          0.34%
     177                       1            $       930,870.87          0.37%
     176                       1            $       377,297.16          0.15%
     120                       7            $     3,994,900.00          1.58%
                          -----------------------------------------------------
                             482            $   252,262,158.38        100.00%

------------------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 179 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  May 9, 2003



                                        5